EXHIBIT 2.3

                                                        Monthly Operating Report

CASE NAME:   HILLTOP ACQUISITION HOLDING CORP.                     ACCRUAL BASIS

CASE NUMBER: 01-39371-SAF-11

JUDGE:   STEVEN A. FELSENTHAL



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

 /s/                                             CHIEF FINANCIAL OFFICER
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE


           JAMES C. WILLIAMS                         January 18, 2002
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:


/s/                                               CHIEF FINANCIAL OFFICER
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE


     JAMES C. WILLIAMS                              January 18, 2002
---------------------------------------     ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

CASE NAME:   HILLTOP ACQUISITION HOLDING                Monthly Operating Report

CASE NUMBER: 01-39371-SAF-11                                     ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
                                                                                     MONTH          MONTH         MONTH
                        ASSETS                               SCHEDULE
                                                              AMOUNT
                                                                                     11/2001        12/2001
1.       UNRESTRICTED CASH                                                            36,823        118,627
2.       RESTRICTED CASH                                                                   -              -
3.       TOTAL CASH                                                                   36,823        118,627
4.       ACCOUNTS RECEIVABLE (NET)                                                     1,030             70
5.       INVENTORY                                                                         -              -
6.       NOTES RECEIVABLE                                                                  -              -
7.       PREPAID EXPENSES                                                                700            350
8.       OTHER (ATTACH LIST)                                                               -              -
9.       TOTAL CURRENT ASSETS                                                          1,730        119,047
10.      PROPERTY, PLANT & EQUIPMENT                                               3,070,432      3,070,432
11.      LESS: ACCUMULATED                                                           199,124        206,187
         DEPRECIATION/DEPLETION
12.      NET PROPERTY, PLANT & EQUIPMENT                                           2,871,308      2,864,245
13.      DUE FROM INSIDERS                                                                 -              -
14.      OTHER ASSETS - NET OF AMORTIZATION                                          137,274        136,067
         (ATTACH LIST)
15.      OTHER (ATTACH LIST)                                                               -              -
16.      TOTAL ASSETS                                                              3,047,135      3,119,359
POSTPETITION LIABILITIES
17.      ACCOUNTS PAYABLE                                                             38,089         37,016
18.      TAXES PAYABLE                                                                18,576         34,257
19.      NOTES PAYABLE                                                                     -              -
20.      PROFESSIONAL FEES                                                                 -              -
21.      SECURED DEBT                                                                      -              -
22.      OTHER (ATTACH LIST)                                                               -         46,587
23.      TOTAL POSTPETITION LIABILITIES                                               56,665        117,860





16.      TOTAL ASSETS                                                              3,047,135      3,119,359
PREPETITION LIABILITIES
24.      SECURED DEBT                                                              1,992,968      1,985,019
25.      PRIORITY DEBT                                                                     -              -
26.      UNSECURED DEBT                                                               33,790         33,790
27.      OTHER (ATTACH LIST)                                                               -              -
28.      TOTAL PREPETITION LIABILITIES                                             2,026,758      2,018,809
29.      TOTAL LIABILITIES                                                         2,083,423      2,136,669
EQUITY
30.      PREPETITION OWNERS' EQUITY                                                  941,047        941,047
31.      POSTPETITION CUMULATIVE PROFIT (OR                                           22,665         41,643
         LOSS)
32.      DIRECT CHARGES TO EQUITY (ATTACH                                                  -              -
         EXPLANATION)
33.      TOTAL EQUITY                                                                963,712        982,690
34.      TOTAL LIABILITIES & OWNERS' EQUITY                                        3,047,135      3,119,359



CASE NAME:   HILLTOP ACQUISITION HOLDING CORPORATION                       MOR-1

CASE NUMBER: 01-39371-SAF-11

                                                                         11/2001                12/2001
                                                                         -------                -------

14.      Capitalization Professional Fees Net of Amortization          $   137,274               $136,067

22.      Deferred Revenue                                                    -                     46,587



                                                        Monthly Operating Report

CASE NAME:   HILLTOP ACQUISITION HOLDING CORPORATION

CASE NUMBER: 01-39371-SAF-11                                     ACCRUAL BASIS-2

INCOME STATEMENT
                                                                 MONTH       MONTH         MONTH          QUARTER
                                                                                                           TOTAL

REVENUES
                                                                11/2001      12/2001
1.       GROSS REVENUE                                           85,894       87,399                       173,293
2.       LESS : RETURNS & DISCOUNTS                                   -            -                             -
3.       NET REVENUE                                             85,894       87,399                       173,293
COST OF GOODS SOLD
4.       MATERIAL                                                     -            -                             -
5.       DIRECT LABOR                                                 -            -                             -
6.       DIRECT OVERHEAD                                              -            -                             -
7.       TOTAL COST OF GOODS SOLD                                     -            -                             -
8.       GROSS PROFIT                                            85,894       87,399                       173,293
OPERATION EXPENSES
9.       OFFICER/INSIDER COMPENSATION                                 -            -                             -
10.      SELLING & MARKETING                                          -            -                             -
11.      GENERAL AND ADMINISTRATIVE                              27,540       27,460                        55,000
12.      RENT AND LEASE                                               -            -                             -
13.      OTHER (ATTACH LIST)                                          -            -                             -
14.      TOTAL OPERATING EXPENSES                                27,540       27,460                        55,000
15.      INCOME BEFORE NON-OPERATING INCOME                      58,354       59,939                       118,293
         AND EXPENSE
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME (ATT. LIST)                             -            -                             -
17.      NON-OPERATING EXPENSES (ATT. LIST)                           -            -                             -
18.      INTEREST EXPENSE                                        15,745       22,916                        38,661
19.      DEPRECIATION/DEPLETION                                   7,062        7,062                        14,124
20.      AMORTIZATION                                             1,206        1,206                         2,412
21.      OTHER (ATTACH LIST)                                          -            -                             -
22.      NET OTHER INCOME & EXPENSES                             34,341       28,755                        63,096






REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES                                            -            -                             -
24.      U.S. TRUSTEE FEES                                            -            -                             -
25.      OTHER (ATTACH LIST)                                          -            -                             -
26.      TOTAL REORGANIZATION EXPENSES                                -            -                             -
27.      INCOME TAX                                              11,676        9,777                        21,453
28.      NET PROFIT (LOSS)                                       22,665       18,978                        41,643


CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-3

CASH RECEIPTS AND DISBURSEMENTS                                 MONTH       MONTH           MONTH         QUARTER
                                                                                                           TOTAL

                                                                11/2001      12/2001
1.       CASH-BEGINNING OF MONTH                                 35,577       36,823                        35,577
RECEIPTS FROM OPERATIONS
2.       CASH SALES                                                   -            -                             -
COLLECTION OF ACCOUNTS RECEIVABLE
3.       PREPETITION                                              1,596          500                         2,096
4.       POSTPETITION                                               575      136,299                       136,874
5.       TOTAL OPERATING RECEIPTS                                 2,171      136,799                       138,970
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)                               -            -                             -
7.       SALE OF ASSETS                                               -            -                             -
8.       OTHER (ATTACH LIST)                                          -            -                             -
9.       TOTAL NON-OPERATING RECEIPTS                                 -            -                             -
10.      TOTAL RECEIPTS                                           2,171      136,799                       138,970
11.      TOTAL CASH AVAILABLE                                    37,478      173,622                       174,547
OPERATING DISBURSEMENTS
12.      NET PAYROLL                                                  -        3,775                         3,775
13.      PAYROLL TAXES PAID                                           -            -                             -
14.      SALES, USE & OTHER TAXES PAID                                -            -                             -
15.      SECURED/RENTAL/LEASES                                        -       30,923                        30,923
16.      UTILITIES                                                    -       16,479                        16,479
17.      INSURANCE                                                    -        1,507                         1,507
18.      INVENTORY PURCHASES                                          -            -                             -
19.      VEHICLE EXPENSES                                             -            -                             -
20.      TRAVEL                                                       -          193                           193
21.      ENTERTAINMENT                                                -            -                             -
22.      REPAIRS & MAINTENANCE                                      907        1,963             -           2,870
23.      SUPPLIES                                                     -            -             -               -
24.      ADVERTISING                                                  -            -             -               -
25.      OTHER (ATTACH LIST)                                         18          155                           173






26.      TOTAL OPERATING DISBURSEMENTS                              925       54,995                        55,920
REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES                                            -            -                             -
28.      U.S. TRUSTEE FEES                                            -            -                             -
29.      OTHER (ATTACH LIST)1                                         -            -                             -
30.      TOTAL REORGANIZATION EXPENSES                                -            -                             -
31.      TOTAL DISBURSEMENTS                                        925       54,995                        55,920
32.      NET CASH FLOW                                           36,823      118,627                       118,627
33.      CASH - END OF MONTH                                     36,823      118,627                       118,627


CASE NAME:   HILLTOP ACQUISITION HOLDING CORPORATION                       MOR-3

CASE NUMBER: 01-39371-SAF-11


                                                                                11/2001           12/2001

25.      Bank Charges                                                           $    18          $   130
         Postage                                                                        -        $    25
                                                                                -----------      ---------
                                                                                $    18          $   155


CASE NAME:  HILLTOP ACQUISITION HOLDING CORPORATION     Monthly Operating Report

CASE NUMBER: 01-39371-SAF-11                                     ACCRUAL BASIS-4

                                                      SCHEDULE      MONTH    MONTH         MONTH
ACCOUNTS RECEIVABLE                                    AMOUNT
ACCOUNTS                                                                    11/2001       12/2001

1.       0-30                                                                 588            70
2.       31-60                                                                442             -
3.       61-90                                                                  -             -
4.       91+                                                                    -             -
5.       TOTAL ACCOUNTS RECEIVABLE                                          1,030            70
6.       AMOUNT CONSIDERED                                                      -             -
         UNCOLLECTIBLE
7.       ACCOUNTS RECEIVABLE (NET)                                          1,030            70


AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH: NOVEMBER 2001
TAXES PAYABLE                                             0-30       31-60       61-90         91
                                                          DAYS       DAYS        DAYS         DAYS       TOTAL

1.       FEDERAL                                          9,777      11,676           -           -       21,453
2.       STATE                                                -           -           -           -            -
3.       LOCAL                                            5,904       6,900           -           -       12,804
4.       OTHER (ATTACH LIST)                                  -           -           -           -            -
5.       TOTAL TAXES PAYABLE                             15,681      18,576           -           -       34,257

ACCOUNTS PAYABLE                                         37,016           -           -           -       37,016


STATUS OF POSTPETITION TAXES                                                                        MONTH: NOVEMBER 2001

                                                              BEGINNING          AMOUNT            AMOUNT       ENDING TAX
FEDERAL                                                         TAX            WITHHELD            PAID         LIABILITY
                                                              LIABILITY          AND/OR
                                                                                ACCRUED

1.       WITHHOLDING**                                              -                   -              -               -
2.       FICA-EMPLOYEE**                                            -                   -              -               -
3.       FICA-EMPLOYER**                                            -                   -              -               -
4.       UNEMPLOYMENT                                               -                   -              -               -
5.       INCOME                                                11,676               9,777              -          21,453
6.       OTHER (ATTACH LIST)                                        -                   -              -
7.       TOTAL FEDERAL TAXES                                   11,676               9,777              -          21,453

STATE AND LOCAL
8.       WITHHOLDING                                                -                   -              -               -
9.       SALES                                                      -                   -              -               -
10.      EXCISE                                                     -                   -              -               -
11.      UNEMPLOYMENT                                               -                   -              -               -
12.      REAL PROPERTY                                          6,900               5,904              -          12,804
13.      PERSONAL PROPERTY                                          -                   -              -               -
14.      OTHER (ATTACH LIST)                                        -                   -              -               -
15.      TOTAL STATE & LOCAL                                    6,900               5,904              -          12,804
16.      TOTAL TAXES                                           18,576              15,681                         34,257


CASE NAME:   HILLTOP ACQUISITION HOLDING CORPORATION    Monthly Operating Report

CASE NUMBER: 01-39371-SAF-11                                     ACCRUAL BASIS-6


PAYMENTS TO INSIDERS AND PROFESSIONALS                      MONTH: DECEMBER 2001

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (I.E. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                                        INSIDERS
                                                                                                    TOTAL PAID
            NAME                      TYPE OF PAYMENT                 AMOUNT PAID                     TO DATE

1.
2.
3.
4.
5.
       TOTAL PAYMENTS                                                      -                             -
         TO INSIDERS


                                                       PROFESSIONALS
                            DATE OF COURT
                                ORDER                                                      TOTAL               TOTAL
                             AUTHORIZING                AMOUNT           AMOUNT           PAID TO            INCURRED
        NAME                   PAYMENT                 APPROVED           PAID             DATE               UNPAID

1.
2.
3.
4.
5.
TOTAL PAYMENTS TO                                         -                 -                -                   -
PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                             SCHEDULED
                                                         MONTHLY PAYMENTS            AMOUNT PAID               TOTAL UNPAID
            NAME OF CREDITOR                                    DUE                  DURING MONTH              POSTPETITION

1.       G.E. Capital Business Asset                         $23,694                  $23,694                          -
         Funding
2.       Fort Worth Cold Storage                               7,229                    7,229                          -
3.
4.
5.
6.       TOTAL                                               $30,923                  $30,923                          -



CASE NAME:   HILLTOP ACQUISITION HOLDING CORPORATION    Monthly Operating Report

CASE NUMBER: 01-39371-SAF-11                                     ACCRUAL BASIS-5

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH: DECEMBER 2001

BANK RECONCILIATIONS                           Account #1      Account #2       Account #3        Account #4

A.       BANK                                  Compass         Comerica         Comerica          Comerica

                                                                                                                 TOTAL
B.       ACCOUNT NUMBER                        88069048        1880803026       1880803075        1880803083
C.       PURPOSE (TYPE)                                                            Cash             Cash
                                               General         D I P            Collateral       Collateral

1.       BALANCE PER BANK                           425           81,936           48,329               59          130,749
         STATEMENT
2.       ADD: TOTAL DEPOSITS NOT                      -                -                -                -                -
         CREDITED
3.       SUBTRACT OUTSTANDING                         -            6,815            5,307                -           12,122
         CHECKS
4.       OTHER RECONCILING                            -                -                -                -                -
         ITEMS
5.       MONTH END BALANCE PER                      425           75,121           43,022               59          118,627
         BOOKS
6.       NUMBER OF LAST CHECK                        98             1022             1001                0
         WRITTEN


INVESTMENT ACCOUNTS
                                                    DATE OF           TYPE OF          PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT           PRICE              VALUE

7.
8.
9.
10.
11.      TOTAL INVESTMENTS                                                               -                     -

CASH
12.      CURRENCY ON HAND                                                                                                -

13.      TOTAL CASH - END OF MONTH                                                                            118,627



CASE NAME:   HILLTOP ACQUISITION HOLDING CORPORATION    Monthly Operating Report

CASE NUMBER: 01-39371-SAF-11                                     ACCRUAL BASIS-7

QUESTIONNAIRE                                               MONTH: DECEMBER 2001

                                                                                         YES                 NO

1.       HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE                                                X
         NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.       HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN                        X
         A DEBTOR IN POSSESSION ACCOUNT?
3.       ARE ANY POST PETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)                                       X
         DUE FROM RELATED PARTIES?
4.       HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS                      X
         REPORTING PERIOD?
5.       HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR                                             X
         FROM ANY PARTY?
6.       ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
7.       ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
8.       ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
9.       ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
10.      ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                          X
11.      HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING                                           X
         PERIOD?
12.      ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

D I P Account opened 11/30/01; checks not printed until 12/07/01.


INSURANCE
                                                                                          YES                 NO

1.       ARE WORKERS' COMPENSATION, GENERAL LIABILITY AND OTHER                            X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                            X
3.       PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,   PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Policies are in the name of and paid by Alford Refrigerated Warehouses, Inc. Case #01-39776-BJH-11



                                                  INSTALLMENT PAYMENTS
       TYPE OF POLICY                     CARRIER                   PERIOD COVERED                PAYMENT AMOUNT
                                                                                                 -----------------


